UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2009
CELANESE CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32410	98-0420726

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 30, 2009, Celanese US Holdings LLC (“Celanese US”), a wholly owned subsidiary of Celanese Corporation (the “Company”), entered into an amendment (the “Amendment”) to the Credit Agreement (as defined below), with a majority of the lenders under the revolving credit portion of the Credit Agreement (“the Majority Lenders under the Revolving Facility”). The Amendment amends the Credit Agreement, dated as of April 2, 2007 (as amended, the “Credit Agreement”), among Celanese Holdings LLC, Celanese US, certain subsidiaries of Celanese US, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, and the other agents and lenders parties thereto.
     The Amendment amends the first lien senior secured leverage ratio covenant that is applicable when amounts are borrowed under the revolving credit portion of the Credit Agreement. Prior to giving effect to the Amendment, the maximum first lien senior secured leverage ratio applicable to any period when amounts are outstanding under the revolving credit facility was 3.90 to 1.00.
     As amended, the maximum senior secured leverage ratio for the following four-quarter periods is:

First Lien Senior
Secured Leverage
Four-Quarter Period Ending	Ratio

June 30, 2009	4.75 to 1.00
September 30, 2009	5.75 to 1.00
December 31, 2009	5.25 to 1.00
March 31, 2010	4.75 to 1.00
June 30, 2010	4.25 to 1.00
September 30, 2010	4.25 to 1.00
December 31, 2010 and thereafter	3.90 to 1.00
     Such maximum first lien senior secured leverage ratio test remains applicable only when amounts are outstanding under the revolving credit facility.
     In connection with the Amendment, the parties agreed to reduce the amount available under the revolving credit portion of the Credit Agreement from $650 million to $600 million.
     Certain of the parties to the Amendment and their respective affiliates have, from time to time, performed, and may in the future perform, various financial, advisory, commercial banking and investment banking services for the Company and the Company’s affiliates in the ordinary course of business.
     The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, which is attached hereto and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to the Credit Agreement, dated June 30, 2009, by and among Celanese US Holdings LLC and the Majority Lenders under the Revolving Facility whose signatures appear on the signature pages thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Robert L. Villaseñor
	Name:	Robert L. Villaseñor
	Title:	Associate General Counsel and Assistant Secretary

Date: June 30, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment to the Credit Agreement, dated June 30, 2009, by and among Celanese US Holdings LLC and the Majority Lenders under the Revolving Facility whose signatures appear on the signature pages thereto.

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